Exhibit 99.1

DATED	April 6, 2011

SuperGen, Inc.

STOCKHOLDER SUPPORT AGREEMENT

STOCKHOLDER SUPPORT AGREEMENT

To:                              Astex Therapeutics Limited

436 Cambridge Science Park

Milton Road

Cambridge

CB4 0QA

and:                         SuperGen, Inc.

April 6, 2011

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) dated as of April 6, 2011 (the “Effective Date”), is entered into among Astex Therapeutics Limited, a limited liability company organized under the laws of the United Kingdom (“Astex” or the “Company”), SuperGen,Inc, a Delaware Corporation (“SuperGen” or the “Purchaser”) and [          ], a stockholder (the “Stockholder”) of Purchaser.

Support Agreement

1.1                                 Astex and SuperGen entered into an Implementation Agreement dated as of April 6, 2011 (the “Implementation Agreement”), with capitalized terms not otherwise defined herein having the meanings given to such terms in the Implementation Agreement which provides (subject to the conditions set forth therein) for the acquisition of Astex by SuperGen (the “Acquisition”) by way of a scheme of arrangement under section 895 of the Companies Act 2006 (the “Scheme”).

1.2                                 In consideration of Astex agreeing to the consummation of the Acquisition with SuperGen, substantially on the terms and subject to the conditions as set out in the Proxy Statement distributed in connection with the Acquisition (the “Proxy Statement”), the undersigned, hereby irrevocably and unconditionally (save as specified below) warrants with respect to paragraph (a) and undertakes with respect to paragraphs (b) through (e) and confirms and agrees with Astex that:

(a)                                  Stockholder is the beneficial owner (and unless otherwise specified in the schedule to this Agreement is also the record holder and to the extent that the Stockholder is not the record holder, the Stockholder will (so far as the Stockholder is able) procure compliance by such record holder(s) with the terms of this Agreement), of the number of shares in the capital of SuperGen (the “Shares”) specified in paragraph 1 of the schedule to this Agreement (the “Committed Shares”) (which expression shall include any other Shares acquired or purchased by the undersigned after the date of this Agreement or any other Shares derived from such Committed Shares);

(b)                                 prior to the Expiration Date, the Stockholder shall exercise, or (so far as it is able) procure the exercise of, all voting rights attaching to the Committed Shares to vote in favor of all proposals to approve the Acquisition, and any related matters, proposed at any meeting of the stockholders of SuperGen, and at any adjournment or postponement thereof, called to seek the Stockholder Approval or in any other circumstances upon which a vote, consent or other approval with respect to the Implementation Agreement, the Acquisition or any other transaction contemplated by the Implementation Agreement is sought;

(c)                                  Upon the written request of Astex the Stockholder shall execute, or (so far as it is able) procure the execution of, any forms of proxy in respect of the Committed Shares required by Astex appointing any person nominated by Astex to attend and vote at any meeting of the stockholders of SuperGen in respect of the proposals to approve the Acquisition, and any related matters, and following such request shall ensure that any such executed forms of proxy are received by SuperGen not later than 3.00 p.m. on the fifth business day (being any day which is not a Saturday, Sunday, a bank holiday or a public holiday in the United States (a “Business Day”)) prior to the Purchaser Stockholder Meeting;

(d)                                 the Stockholder shall not revoke, or procure the revocation of, the terms of any proxy submitted in accordance with sub-paragraph 1.1(c), other than by attendance at any meeting of the stockholders of SuperGen or otherwise where the Stockholder votes in favour of the proposals to approve the Acquisition, and any related matters; and

(e)                                  the Stockholder has been granted SuperGen options as specified in paragraph 2 of the schedule to this Agreement (the “Options”) and confirms that the Options are still subsisting and that the Stockholder is beneficially entitled to the Options and, in respect of those Options, the Stockholder agrees that if the Stockholder exercises such Options prior to the Closing Date, the Stockholder shall vote in favor of all proposals to approve the Acquisition in accordance with paragraph 1.1(c) above in respect of all of the Shares that the Stockholder receives upon exercise of such Option.

1.3                                 In the event the Stockholder does acquire or purchase any Shares after the execution of this undertaking such Shares shall be deemed to be included in the definition of “Committed Shares”.

2.                                      Non-dealing / Covenants

Unless and until the Implementation Agreement lapses or is withdrawn, or the Implementation Agreement is otherwise terminated, the Stockholder will not and the Stockholder will (so far as it is able) procure that any registered holder of the Committed Shares will not, directly or indirectly:

(a)                                  except pursuant to the Acquisition, sell, transfer, charge, encumber, grant any options over or otherwise dispose of, or permit the sale, transfer, charging, encumbering or granting of any option over or other disposal of, all or any of the Committed Shares or of any interest therein provided, however, that this clause (a) shall not prohibit a sale or transfer of Committed Shares by the undersigned (i) to any member of the undersigned’s immediate family, or to a trust for the benefit of the undersigned or any member of the undersigned’s immediate family, or (ii) upon the death of the undersigned; provided, however, that a sale or transfer referred to in this sentence shall be permitted only if, as a precondition to such sale or transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to SuperGen and Astex, to be bound by all of the terms of this undertaking; nor

(b)                                 without limiting the proviso to clause (a) above accept, encourage or agree to accept any other offer (whether made or yet to be made at the date of such agreement) in respect of all or any of the Committed Shares or any other shares in the capital of SuperGen whether conditional or unconditional (by whatever means the same is to be implemented); nor

(c)                                  without the written consent of Astex, purchase or otherwise acquire (other than by exercise of existing Options), directly or indirectly, any shares or other securities in SuperGen or any interest therein; nor

(d)                                 convene any meeting of the stockholders of SuperGen in any capacity as a stockholder, nor exercise or permit the exercise of the voting rights attaching to the Committed Shares in any manner which the Stockholder knows would be likely to frustrate the Acquisition or prevent the Implementation Agreement becoming effective; nor

(e)                                  (other than pursuant to the Acquisition) enter into any agreement, arrangement or obligation or permit any agreement, arrangement or obligation to be entered into in relation to the Committed Shares with any person whether conditional or unconditional to do all or any of the acts referred to in this paragraph 2.

3.                                      Confirmations

The Stockholder hereby irrevocably and unconditionally undertakes, represents and warrants to and confirms and agrees with Astex that:

(a)                                  the details of all the Stockholder’s interests in SuperGen and Astex at the date hereof contained in the schedule to this Agreement are true and accurate and that the Stockholder’s interests are correctly described and the record holder(s) of the Shares to which they relate as set out in the schedule are true and accurate in all respects;

(b)                                 the execution and delivery of this Agreement by Stockholder do not and the performance of the obligations under this Agreement will not (i) conflict with or violate any legal requirement or order applicable to Stockholder or by which Stockholder or any of its properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, any contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates or properties is or may be bound or affected, other than any such breach, default, termination, amendment, acceleration or cancellation that would not, individually or in the aggregate, have an adverse effect on Stockholder’s ability to comply with the terms of or to fulfill Stockholder’s obligations under, this Agreement; or (iii) result (with or without notice or lapse of time) in the creation of any encumbrance on any of the Committed Shares pursuant to any contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates or properties is or may be bound or affected;

(c)                                  the Stockholder will as soon as reasonably practicable notify Astex in writing if for any reason the details contained in the schedule to this Agreement cease to be true and complete; and

(d)                                 the Stockholder has full power and authority to enter into this Agreement and to perform all its obligations hereunder in accordance with their terms and this Agreement has been duly executed and delivery by Stockholder and constitutes a legal, valid and binding obligation of Stockholder.

4.                                      Duration

The undertakings set out herein and the appointment set out in paragraph 6 below shall terminate on the earliest of (a) the Closing Date of the Acquisition, (b) the date (if any) on which the Scheme lapses or is withdrawn, and (c) the date (if any) on which the Implementation Agreement terminates or is terminated (the “Expiration Date”) and upon and following any such termination this Agreement shall be deemed void and have no further force or effect save in relation to those rights which shall have accrued following any breaches of the undertakings set out herein which occurred prior to such date.

5.                                      General

5.1                                 In this Agreement, references to the “Acquisition” means the acquisition by SuperGen of all the issued share capital of Astex other than that already owned by SuperGen by way of a scheme of arrangement in relation to Astex under section 895 of the Companies Act 2006 (including any new, renewed or revised scheme of arrangement), provided that the terms of such Acquisition are in the good faith opinion of SuperGen no less favorable overall including from a financial point of view to the holders of Shares than the terms set out in the Proxy Statement. References to the Acquisition lapsing or being withdrawn shall, for the avoidance of doubt, include, without limitation, circumstances where the proposals required to implement the Acquisition are not passed at the relevant Purchaser Stockholder Meeting (or at any adjournments thereof), or such meeting is adjourned indefinitely).

5.2                                 The Stockholder understands that the information provided to the Stockholder in relation to the Acquisition is given in confidence and must be kept confidential and not disclosed to any third party (other than a professional adviser) until the information becomes generally available, save that disclosure may be made (i)  to the extent required by law or any other legal or regulatory requirement or (ii) where the relevant information was in the Stockholder’s knowledge or possession prior it being disclosed to the Stockholder by either Astex or SuperGen in connection with the Acquisition or (iii) was developed independently and without reference to the confidential information of Astex or SuperGen as evidenced with contemporaneous written records or (iv) was public knowledge or has become public knowledge other than through fault on the part of the Stockholder or (v) was properly provided to the Stockholder by an independent third party who has no obligation of secrecy to Astex or SuperGen.

5.3                                 The Stockholder recognizes and acknowledges that if the Stockholder should fail to comply with its obligations and undertakings hereunder, money damages may not be an adequate remedy and further agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Astex shall be entitled (in addition to any other remedy that may be available to it) to seek to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b)

an injunction restraining such breach or threatened breach.  Stockholder further agrees that neither Astex nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.3, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.4                                 Any time, date or period mentioned in this Agreement may be extended by mutual agreement between Astex and the Stockholder or otherwise as provided herein but as regards any time, date or period originally fixed or extended as aforesaid time shall be of the essence.

5.5                                 With regard to any of the Committed Shares which are not registered in the Stockholder’s name, the undertakings, agreements and obligations of whatsoever nature contained in this Agreement are given by the Stockholder on behalf of the record holder(s) of such Committed Shares and the Stockholder undertakes (so far as he is able) to procure the compliance by the registered holder(s) of such Committed Shares with the undertakings, agreements and obligations of whatsoever nature contained in this Agreement.

5.6                                 If any provision or part of any provision of this Agreement, or the application of any such provision or part thereof to any person or set of circumstances, shall be determined to be invalid or unenforceable in any jurisdiction to any extent, then: (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable legal requirements so as to be valid and enforceable to the fullest possible extent; (b) the invalidity or unenforceability of such provision or part thereof under such circumstances or in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction; and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement.  Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

5.7                                 This Agreement, the Implementation Agreement and any other documents delivered by the parties in connection herewith and therewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

5.8                                 This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Astex and Stockholder.

5.9                                 Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder, may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his/her heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Astex and its successors and assigns.  Without limiting any of the restrictions set forth in this Agreement, this Agreement shall be binding upon any person to whom any Committed Securities are transferred.  Nothing in this

Agreement is intended to confer on any person (other than Astex and its successors and assigns) any rights or remedies of any nature.

5.10                           The rights and remedies of Astex under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

5.11                           This Agreement may be executed in separate counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.  The exchange of a fully executed agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

5.12                           No failure on the part of Astex to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Astex in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  Astex shall not be deemed to have waived any claim available to Astex arising out of this Agreement, or any power, right, privilege or remedy of Astex under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Astex; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.13                           Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder from acting, if applicable, in the Stockholder’s capacity as a director or officer of SuperGen (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of SuperGen) or voting in the Stockholder’s sole discretion on any matter other than those matters referenced in Section 2 above.

6.                                      Power of attorney

The Stockholder hereby irrevocably and by way of security for its obligations hereunder appoints, severally, Astex and any director of Astex as its attorney to execute and deliver all such documents and do all such acts and things as may be necessary for, or incidental to, the voting of the Committed Shares and/or the performance of its obligations under this Agreement on its behalf in the event of its failure to comply with any provision of this Agreement within the specified period and the Stockholder irrevocably undertakes to ratify such act if called upon to do so.

7.                                      Notices

7.1                                Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

(a)                                  if delivered by hand, when delivered;

(b)                                 if sent on a Business Day by facsimile transmission before 5:00 p.m., California time, on the day sent by facsimile and receipt is confirmed, when transmitted;

(c)                                  if sent by facsimile transmission on a day other than a Business Day and receipt is confirmed, or if sent by facsimile transmission after 5:00 p.m., California time, on the day sent by facsimile and receipt is confirmed, on the Business Day following the date which receipt is confirmed;

(d)                                 if sent by registered, certified or first class mail, the third Business Day after being sent; and

(e)                                  if sent by overnight delivery via a national courier service, two Business Days after being delivered to such courier, in each case to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto) if personally delivered, upon delivery at the address of the relevant party;

In the case of the Stockholder to:

Fax No:	[•]

Attention:	[•]

In the case of Astex to:

Fax No:	[•]

Attention:	[•]

7.2                                 A party may notify the other party to this deed of a change to its name, relevant addressee, address or fax number for the purposes of paragraph 7.1 provided that such notification shall only be effective on:

(a)                                  the date specified in the notification as the date on which the change is to take place; or

(b)                                 if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

8.                                      Governing law and submission to jurisdiction

8.1                                 This undertaking and any dispute, claim or obligation (whether contractual or non-contractual) arising out of or in connection with it, its subject matter or formation shall be governed by Delaware law.

8.2                                 The parties irrevocably agree that the Delaware courts shall have exclusive jurisdiction to settle any dispute or claim (whether contractual or non-contractual) arising out of or in connection with this Agreement, its subject matter or formation.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have caused this Support Agreement to be executed as of the date first written above.

ASTEX THERAPEUTICS LIMITED

By:

Address:	436 Cambridge Science Park
Milton Road
Cambridge
CB4 0QA

STOCKHOLDER

By:

Name:

Title: Director

Address:

SUPERGEN, INC.

By:
James S.J. Manuso
President and Chief Executive Officer

Address:	4140 Dublin Boulevard Suite 200 Dublin, CA 94568

THE SCHEDULE

Interests in relevant securities of SuperGen

1.                                      Shares Held of Record

Number and class of shares	Name of beneficial owner(s)	Names of registered holder(s)

2.                                      Options Held of Record

Number and class of shares	Name of beneficial owner(s)	Names of registered holder(s)